UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2019

Southcross Energy Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-35719	45-5045230
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1717 Main Street
Suite 5200
Dallas, Texas 75201
(Address of principal executive office) (Zip Code)

(214) 979-3700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On September 17, 2019, Southcross Energy Partners, L.P., a Delaware limited partnership (“Partnership”), and its Chapter 11 debtor-affiliates (collectively, with the Partnership, the “Debtors”) filed a motion with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking approval of a settlement with non-Debtor Southcross Holdings Borrower, LP (“Holdings Borrower”) and certain of its non-Debtor subsidiaries (collectively with Holdings Borrower, the “Southcross Holdings Entities”) with respect to litigation commenced by FL Rich Gas Services, LP, a Debtor, in the Bankruptcy Court [Docket No. 485] (the “Adversary Proceedings”).  Pursuant to the proposed settlement, among other things: (i) the Southcross Holdings Entities will (a) contribute to the Debtors 100% of the equity interests of (1) Frio LaSalle Pipeline, LP, (2) Frio LaSalle GP, LLC, the sole general partner of Frio LaSalle Pipeline, LP, (3) Southcross Midstream Utility, LP, and (4) Southcross Midstream T/U GP, LLC, the sole general partner of Southcross Midstream Utility, LP (collectively, “Acquired Companies”) and (b) make a separate cash contribution to the Debtors in the amount of $22.5 million in the aggregate, subject to certain adjustments, (ii) FL Rich Gas Services, LP, shall be granted a $60 million secured claim on substantially all of the assets of the Acquired Companies, (iii) the Adversary Proceedings will be dismissed with prejudice, (iv) certain contracts between the Southcross Holdings Entities and their non-Debtor affiliates, on the one hand, and certain Debtors, on the other hand, will be terminated, and (v) the Southcross Holdings Entities and their non-Debtor Affiliates, on the one hand, and the Debtors, on the other hand, will grant each other comprehensive, unrestricted, mutual releases of all claims such parties may have against each other.  The hearing for the Bankruptcy Court to consider approval of the settlement is scheduled for September 25, 2019 at 3:00 p.m. (ET).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southcross Energy Partners, L.P.

	By:	Southcross Energy Partners GP, LLC,
its general partner

Dated: September 20, 2019	By:	/s/ Kelly J. Jameson
	Name:	Kelly J. Jameson
	Title:	Senior Vice President and General Counsel